                                                                    Exhibit 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Board of Directors
The BigHub.com

We hereby consent to the inclusion on the Form 8-K/A of our report dated May 8, 2000 relating to the consolidated financial statements of Next Generation Media Corporation for the year ended December 31, 1999.


                                                  /s/ BDO Seidman, LLP

Washington, D.C.
July 13, 2000